Financing Receivables	12 Months Ended
Dec. 31, 2017
Financing Receivables
(7)	Financing Receivables
The Company’s financing receivables are comprised of nontrade receivables. Nontrade receivables are amounts for policy or contract premiums due from the agents and broker-dealers, or amounts due from reinsurers. The nontrade receivables are evaluated on a collective basis for impairment unless circumstances arise that warrant individual evaluation. For additional information, see receivables section of note 2.
Credit Quality Indicators
The Company’s nontrade receivables are analyzed for credit risk based upon the customer classification of the agent or reinsurer. The nontrade receivable and allowance for credit losses by customer classification as of December 31 are shown below:

	2017			2016
	Agent	Reinsurer	Total	Agent	Reinsurer	Total
Nontrade receivables	$52	48	100	43	54	97
Allowance for credit losses	(40)	—	(40)	(43)	—	(43)
Net nontrade receivables	$12	48	60	—	54	54
Rollforward of Allowance for Credit Losses
In 2017 and 2016, the Company reevaluated the allowance related to the financing receivable and changed the provision by $(3) and $10, respectively.
Past-Due Aging Analysis
Aging analysis of past-due nontrade financing receivables as of December 31 is shown below:

	31-60 days past due	61-90 days past due	Greater than 90 days past due	Total past due	Current	Total
2017	$26	1	40	67	32	99
2016	22	1	43	66	31	97
As of December 31, 2017 and 2016, the Company’s financing receivables did not include any balances which are on a nonaccrual status, classified as a troubled debt restructuring, or impaired without a corresponding allowance for credit loss.